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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): November 26, 2004

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

     Massachusetts                  333-114018                 04-2955061
    (State or other                 (Commission              (IRS Employer
    jurisdiction of                File Number)           Identification No.)
     incorporation)

     31 Market Street, Ipswich, Massachusetts                     01938
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement

On November 24, 2004, Ipswich Capital Investment Corp. (the "Subsidiary"), a Massachusetts corporation and a wholly-owned subsidiary of The First National Bank of Ipswich (the "Bank") and First Ipswich Bancorp (the "Company"), signed a definitive Stock Purchase Agreement (the "Agreement") to acquire The de Burlo Group, Inc. ("The de Burlo Group"), a Massachusetts corporation. The Agreement was made by and among the Subsidiary; The de Burlo Group; C. Russell de Burlo, Jr., Robin W. Dushman, Richard B.G. Vincent, Sharon M. Whitson, Diane M. Marcinow, Alison J. Seavey, and Edith T. de Burlo (collectively, the "Sellers"); and C. Russell de Burlo, Jr., as the Sellers' Representative; and with respect to guaranteeing the Subsidiary's obligations under the Agreement only, the Bank. There is no material relationship, other than in respect of the transaction contemplated by the Agreement, between The de Burlo Group and the Sellers, on the one hand, and the Company or any of its affiliates, on the other hand.

Under the terms of the agreement, the Subsidiary will pay an initial purchase price of approximately $2,000,000 in cash to the stockholders of The de Burlo Group at closing. The initial purchase price is determined by a formula based upon the anticipated annual revenue from certain investment advisory accounts of The de Burlo Group. The terms of the transaction also include deferred payment provisions, which would be payable to stockholders of The de Burlo Group based upon the successful achievement of certain financial milestones following each of the two year anniversary and four year anniversary of the closing date. The initial purchase price and deferred payments shall not exceed $4,500,500. The transaction is expected to close in December 2004, and is subject to several conditions, including receipt of all necessary approvals and third party consents as well as the execution of employment agreements with the employees of The de Burlo Group.

Item 8.01 Other Events

On November 26, 2004, the Company issued a press release announcing that its subsidiary, Ipswich Capital Investment Corp., had signed an agreement to acquire The de Burlo Group, Inc., an investment advisory firm. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.   Description
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Exhibit 99.1  Press Release dated November 26, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FIrst Ipswich Bancorp

                                          By: /s/ Donald P. Gill
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                                              Donald P. Gill
                                              President and C.E.O.
Date: November 26, 2004

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                                  EXHIBIT INDEX


Exhibit No.    Exhibit Description
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99.1           Press Release dated November 26, 2004.